Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of September 18, 2014 (this “Amendment”), among LMI Aerospace, Inc., a Missouri corporation (the “Borrower”), the Lenders party hereto and Royal Bank of Canada, as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below.
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent and the other parties named therein, are party to that certain Credit Agreement, dated as of June 19, 2014 (as amended, amended and restated, supplemented or otherwise modified to (but not including) the date hereof, the “Credit Agreement”) pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower; and
WHEREAS, the Borrower and the Lenders party hereto have agreed to amend the Credit Agreement, but only on the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement is amended as follows:
Section 1.Credit Agreement Amendments. (a) Section 6.06(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Prepay, redeem, purchase, defease, cancel or otherwise satisfy prior to the scheduled maturity thereof in any manner or make any payment or violate any subordination terms in any respect, in each case, of the Second Lien Notes and/or any other Indebtedness that is subordinated to, or secured on terms that are junior in right of payment to the Obligations, except (i) so long as no Default has occurred and is continuing, regularly scheduled cash interest payments and payments of fees, expenses and indemnification obligations in respect of such Indebtedness, in each case when due and in amounts not to exceed the amounts required to be paid with respect thereto, (ii) the repayment of intercompany Indebtedness to the extent that the amount of such payment is made to (1) a Loan Party or (2) to a Subsidiary that is not a Loan Party, to the extent that the amount of such payment is promptly thereafter paid as a dividend or is otherwise distributed to a Loan Party (iii) as part of a Permitted Refinancing and (iv) the prepayment, redemption, purchase, defeasance, cancellation or other satisfaction (each, a "Second Lien Payment") of Second Lien Notes; provided that, on and as of the date of any such Second Lien Payment and after giving Pro Forma Effect thereto, (A) no Default or Event of Default shall have occurred and be continuing, (B) Availability shall not be less than $25,000,000, (C) the Outstanding Amount of Revolving Loans and Swingline Loans shall not exceed $15,000,000 at any time during the most recently completed 30 day period, (D) the amount of Second Lien Payments during the most recently completed 12 month period prior to January 15, 2017 shall not exceed $25,000,000 in the aggregate and (E) in the case of any redemption of Second Lien Notes pursuant to Section 3.07(d) of the Second Lien Indenture, any Second Lien Payments are compliant with Section 3.07(d) of the Second Lien Indenture; and provided further that, on the date of each such Second Lien Payment, the Borrower shall have delivered a certificate of a Responsible Officer of the Borrower certifying the satisfaction of all of the conditions set forth above in this Section 6.06(c).”

(b) Paragraph 5 of Schedule 5.13 to the Credit Agreement is hereby amended to (i) delete the word “and” at the end of subclause (b) thereof, (ii) add the following clause at the end of subclause (c) thereof: “and (d) 16900 East Tiger Switch Road, Catoosa, Oklahoma 74015,” and (iii) add the following clause after the number “90”: “(or, in the case of clause (d), 150)”.

Section 2.Representations and Warranties, No Default. The Borrower represents and warrants to the Administrative Agent and the Lenders as of the Amendment Effective Date (as defined below) that: (a) this Amendment is within each Loan Party’s corporate or other organizational powers; (b) this Amendment has been duly authorized by all necessary corporate or other organizational action; and (c) this Amendment does not and will not (i) contravene the terms of any of such Person’s organizational documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) violate in any material respect any Law to which such Person or its property is subject. This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms. This Amendment does not require any consent, approval, exemption or authorization of, registration or filing (other than any filings required under applicable Federal or state securities laws) with, or any other action by, any Governmental Authority or any other Person.

Section 3.Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions are satisfied or waived by each applicable party:

(a)    The Administrative Agent shall have received executed signature pages to this Amendment from the Required Lenders, the Borrower and each other Loan Party;

(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date;

(c)    At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing; and

(d)    The Borrower shall have paid or caused to be paid all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates (without duplication) including the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent incurred in connection with this Amendment.

Section 4.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e. a “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart hereof.

Section 5.Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 6.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document, and each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. Each Loan Party ratifies and reaffirms its obligations under the Loan Documents to which it is party, the Liens granted by it pursuant to the Collateral Documents, which continue to secure the Obligations, and if such Loan Party is a Guarantor, its guaranty of the Obligations pursuant to the Guaranty. From and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. In entering into this Amendment, each Lender has undertaken its own analysis and has not relied on any other Lender in making its decision to enter into this Amendment. This Amendment constitutes a Loan Document. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.03 of the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LMI AEROSPACE, INC.
By:_/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Leonard’s Metal, Inc.,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

LMI Finishing, Inc.,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President
Precise Machine Company,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Tempco Engineering, Inc.,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Versaform Corp.,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

LMI Kitting, LLC,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

D3 Technologies Inc.,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Integrated Technologies, Inc.,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Secretary

TASS, Inc.,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Valent Aerostructures, LLC,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Valent Aerostructures - Wichita, LLC,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Valent Aerostructures - Tulsa, LLC,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Valent Aerostructures - Washington, LLC,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Valent Aerostructures - Lenexa, LLC,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Valent Aerostructures - St. Louis, Inc.,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

Ozark Mountain Technologies, LLC,
By: _/s/Clifford C. Stebe________________
Name: Clifford C. Stebe
Title: Vice President

ROYAL BANK OF CANADA,
as Lender
By:    _/s/Richard C. Smith________________
Name: Richard C. Smith
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    _/s/Laura Nickas ________________
Name: Laura Nickas
Title: Vice President

SUNTRUST BANK, as a Lender

By:    _/s/David Simpson ________________
Name: David Simpson
Title: Vice President

Acknowledged and Accepted:

ROYAL BANK OF CANADA,
as Administrative Agent

By:    _/s/Yvonne Brazier_____________
Name: Yvonne Brazier
Title: Manager, Ag